                                  SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
        INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                           Check the appropriate box:
                      [X] Preliminary information statement
                [ ] Confidential, for use of the Commission only
                       (as permitted by Rule 14c-5(d)(2)
                      [ ] Definitive information statement

                                  FEMONE, INC.
                                  ------------

                (Name of Registrant as Specified in Its Charter)
                               [X] No Fee Required
  [ ] Fee Computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

1. Title of each class of securities to which transaction applies:

2. Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4. Proposed aggregate offering price:

5. Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount previously paid:

2. Form, schedule, or registration statement number:

3. Filing party:

4. Date filed:

NOTES:

                        PRELIMINARY INFORMATION STATEMENT
                              DATED: JULY 30, 2004
                                  FEMONE, INC.
                         5600 Avenida Encinas, Suite 130
                             Carlsbad, CA, USA 92008

                              INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY IN CONNECTION WITH ANY SHAREHOLDER VOTE PROPOSED HEREIN, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement (the "Information Statement") is furnished to the shareholders of FemOne, Inc., a Nevada corporation (the "Company") with respect to certain proposed corporate actions of the Company (the "Proposals"). This information is first being provided to shareholders on or about August __, 2004.

The Proposals have been set out in five (5) corporate Resolutions already approved by the Board of Directors of the Company, and expected to be passed by a majority of the outstanding shares of our capital stock at the earliest opportunity following full compliance with all applicable securities filings with the United States Securities and Exchange Commission under Rule 14C-101, and the passage of applicable waiting periods with respect to the implementation of such Resolutions.

The Proposals which are the subject of this Information Statement are as follows:

1. That the shareholders elect the following individuals to serve as the Directors of the Company for the ensuing year:

                                Ray W. Grimm, Jr.
                                  Alfred Hanser
                       Joseph V. Caracciolo

2. That the shareholders authorize the Corporation to increase the number of authorized shares of its common stock to one hundred fifty million (150,000,000) shares.

3. That the Articles of Incorporation of the Company be amended and restated to reflect Proposal 2 above, and filed with the Nevada Office of the Secretary of State. Specifically, Article Three of the amended and restated Articles of Incorporation is to read, in its entirety, as follows:

"ARTICLE THREE: The Corporation is authorized to issue one (1) class of stock, which is voting Common Stock. The shares of Common Stock which this Corporation is authorized to issue shall have a par value of One-Tenth of One Cent ($.001) per share and the number of shares of Common Stock this Corporation is authorized to issue is one hundred fifty million (150,000,000) shares.

4. That the shareholders ratify the determination of the Company's current Board of Directors to establish and maintain a stock incentive plan providing for the issuance to officers, employees, consultants and others providing services to the Company, including, without limitation, to persons serving on the Company's Board of Directors, of qualified and non-qualified incentive stock options and stock grants in accordance with the terms of the plan.

5. That the shareholders ratify the determination of the Board of Directors to appoint Peterson & Co., LLP to serve as the independent certified public accountants of the Company for the purpose of conducting our audit for Fiscal Year 2004.

ONLY THE COMPANY'S SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON AUGUST 9, 2004 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF THE PROPOSALS. PRINCIPAL SHAREHOLDERS WHO AS OF THE RECORD DATE COLLECTIVELY HELD IN EXCESS OF 50% OF THE COMPANY'S OUTSTANDING SHARES ENTITLED TO VOTE ON THE PROPOSALS HAVE INDICATED THAT THEY WILL VOTE IN FAVOR OF THE PROPOSALS. MOST OF THESE SHARES ARE HELD BY PERSONS WHO ARE ALSO DIRECTORS OF OUR COMPANY, AND HAVE THEREFORE ALREADY APPROVED THE MATTERS COVERED BY THE PROPOSALS. AS A RESULT, THE PROPOSALS ARE EXPECTED TO BE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER SHAREHOLDERS OF THE COMPANY. THIS ACTION IS EXPECTED TO BE TAKEN NOT LESS THAN TWENTY (20) DAYS FROM THE MAILING OF THIS INFORMATION STATEMENT, BUT AS SOON THEREAFTER AS PRACTICABLE.

This Information Statement is accompanied by the Company's Annual Report for the fiscal year ended December 31, 2003, which has been previously filed with the Securities and Exchange Commission.

BY ORDER OF THE BOARD OF DIRECTORS

                           /s/  RAY W. GRIMM, JR.
                           ------------------------------
                           Ray W. Grimm, Jr.
                           CHIEF EXECUTIVE OFFICER
                           Dated  July 30, 2004

                                TABLE OF CONTENTS

ABOUT THE INFORMATION STATEMENT                                         Page  1

     What is the Purpose of the Information Statement?                  Page  1

     Who is Entitled to Notice?                                         Page  1

     What Constitutes the Voting Shares of the Company?                 Page  1

     What Corporate Matters will the Principal Shareholders
     Vote for and How will they Vote?                                   Page  1

     What Vote is Required to Approve the Proposals?                    Page  2

DISSENTERS' RIGHTS OF APPRAISAL                                         Page  2

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF                         Page  2

PROPOSAL NO. 1 - AUTHORIZATION OF ELECTION OF BOARD OF DIRECTORS

PROPOSAL NO.2 - AUTHORIZATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK UPON FILING OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

PROPOSAL NO. 3 - AUTHORIZATION TO FILE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL COMMON STOCK, AS SET FORTH IN PROPOSAL 2 ABOVE

PROPOSAL NO. 4 - AUTHORIZATION TO ESTABLISH AND MAINTAIN STOCK INCENTIVE PLAN

PROPOSAL NO. 5 - RATIFICATION OF APPOINTMENT OF PETERSON & CO., LLC AS CERTIFIED PUBLIC INDEPENDENT ACCOUNTANTS

AVAILABLE  INFORMATION

EXHIBITS

                                  FEMONE, INC.
                         5600 Avenida Encinas, Suite 130
                             Carlsbad, CA, USA 92008
                              INFORMATION STATEMENT
                                  JULY 30, 2004

This information statement contains information related to certain corporate actions of FemOne, Inc., a Nevada corporation (the "Company"), and is expected to be mailed to shareholders on or before August ___, 2004.

                         ABOUT THE INFORMATION STATEMENT
                WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This information statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on the Record Date of corporate action expected to be taken pursuant to the consents or authorizations of principle shareholders.

Shareholders holding a majority of the Company's outstanding common stock are expected to vote in favor of certain corporate matters outlined in this Information Statement, which action is expected to take place on or before August ___, 2004, consisting of the approval to (1) authorize the election of certain individuals to serve as the Company's Board of Directors; (2) authorize an increase in the number of authorized shares of the Company's common stock;
(3) authorize the filing of an Amendment and Restatement of the Company's Articles of Incorporation; (4) authorize the adoption of an incentive stock option plan; and (5) authorize the ratification of the appointment of Peterson & Co., LLP, to serve as the Company's independent certified public accountant.

WHO IS ENTITLED TO NOTICE?

Each outstanding share of common stock as of record on the close of business on, August 9, 2004, (the "Record Date") will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. Shareholders as of the close of business on the record date that held in excess of fifty percent (50%) of the Company's outstanding shares of common stock have indicated that they will vote in favor of the Proposals. Under Nevada corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the minority shareholders in connection with the Proposals is required.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the proposals consists of the vote of the holders of a majority of the voting power of the common stock, each of whom is entitled to one vote per share. As of the record date, __________ shares of common stock were issued and outstanding.

WHAT CORPORATE MATTERS WILL THE SHAREHOLDERS VOTE FOR, AND HOW WILL THEY VOTE?

Shareholders holding a majority of our outstanding stock have indicated that they will vote in favor of the following Proposals:

1. TO ELECT CERTAIN INDIVIDUALS NAMED HEREIN TO SERVE AS THE COMPANY'S BOARD OF DIRECTORS;

2. TO AUTHORIZE THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL COMMON STOCK TO ONE HUNDRED FIFTY MILLION (150,000,000) SHARES;

3. TO AUTHORIZE THE FILING OF AN AMENDMENT AND RESTATEMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL COMMON STOCK IN THE AMOUNT SPECIFIED IN PROPOSAL 2 ABOVE;

4.       TO AUTHORIZE THE ADOPTION OF A STOCK INCENTIVE PLAN, AS DESCRIBED
         HEREIN; AND

5. TO RATIFY THE APPOINTMENT OF PETERSON & CO., LLP, TO SERVE AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

The affirmative vote of a majority of the shares of our Common Stock outstanding on the record date, is required for approval of the Proposals. We believe that such majority will vote in favor of the Proposals.

                         DISSENTERS' RIGHTS OF APPRAISAL

There is no provision in the Nevada General Corporation law, nor in our Articles of Incorporation or Bylaws, providing our stockholders with dissenters' rights of appraisal to demand payment in cash for their shares of Common Stock in connection with the implementation of any of the Proposals described in this Information Statement.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of July 30, 2004. As of such date, the Company had __________shares of common stock issued and outstanding, and no other shares issued and outstanding. The table below identifies all shares of the Company's common stock that were owned by (i) all shareholders known to the Company to be beneficial owners of more than 5% of the Company's outstanding common stock; (ii) each director and executive officer of the Company; and (iii) all officers and directors of the Company as a group, in each case as of July 30, 2004. Except as may be otherwise indicated in the footnotes to the table below, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.

TITLE AND PERCENT
OF COMMON                           NAME AND ADDRESS OF                          AMOUNT AND NATURE OF
STOCK OWNED                         BENEFICIAL OWNER                             BENEFICIAL OWNER
---------------------------         -----------------------------------          --------------------
Common                              Ray W. Grimm, Jr.                                 9,847,689
37.2%                               Officer, Director
                                    5600 Avenida Encinas, Suite 130
                                    Carlsbad, CA, USA 92008

Common                              Alfred Hanser                                     7,383,583
27.9%                               Officer, Director
                                    5600 Avenida Encinas, Suite 130
                                    Carlsbad, CA, USA 92008

Shares of all directors and Executive officers as a group                             17,231,272

                PROPOSAL 1 - ELECTION OF DIRECTORS OF THE COMPANY

The Nevada Revised Statutes state that individuals are to be elected to the Board of Directors annually. The Board proposes three (3) individuals, Ray W. Grimm, Jr., Alfred Hanser and Joseph V. Caracciolo, as nominees for election, to serve from the date of their election or until their successors shall have been earlier elected and qualified.

Each of Mr. Grimm and Mr. Hanser currently serve on our Board of Directors. Mr. Caracciolo is being nominated to fill an existing vacancy on our Board, bringing the number of Directors to three. Each of these nominees has consented to serve if elected.

               PROPOSAL 2 - INCREASING OUR AUTHORIZED COMMON STOCK

The Company has entered into a Securities Purchase Agreement with certain investors (the "Investors") as of July 23, 2004 (the "Purchase Agreement"), under which the Investors purchased 12% Callable Convertible Promissory Notes and Warrants to purchase common stock of the Company. As a part of that financing, we became committed to reserve for issuance more shares of common stock that we presently have authorized but unissued, and we promised our Investors that we would increase our authorized number of shares we can issue to a number sufficient to satisfy our contractual obligations under the Purchase Agreement. Additionally, the Company desires to have further shares of authorized by unissued common stock available for subsequent financing and/or for acquisitions as opportunities may present themselves. Approval of this Proposal by the shareholders will address all of these considerations.

Our Board of Directors has determined that it would be in the best interests of the Company and our shareholders to increase the amount of our shares of common stock for the reasons described above. Management has recommended, and our Board of Directors has approved, increasing the amount of our authorized common stock to 150,000,000 shares.

Upon the filing with and acceptance by the Nevada Office of the Secretary of State of the amendment and restatement of our Articles of Incorporation (as reflected in Proposal 3 below), the result will be to double the amount of capital common stock. Our Board of Directors believes that this increase in our available capital stock is in the best interests of our Company and its stockholders, because it will allow us to meet our obligations under the Purchase Agreement, and also make available additional shares of common stock for use in future offerings, as well as acquisitions, incentive stock programs and other corporate purposes. The available additional shares of common stock may be issued from time to time as our Board of Directors determines, without further action of the stockholders. Although our Board of Directors has no current plans to use such shares to entrench present management, it may be able to use the available additional shares as a defensive tactic against hostile takeover attempts. However, to our management's knowledge, no hostile takeover attempts currently are threatened.

We anticipate filing an amendment and restatement of our Articles of Incorporation with the Nevada Office of the Secretary of State, in substantially the form attached as Exhibit A to this Information Statement, on or before August 20, 2004.

     PROPOSAL 3 - AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION

Once the increase in our capital stock is authorized through approval of Proposal Number 2 above, our Articles must be amended formally through the filing with and acceptance by the Nevada Office of the Secretary of State. While we could merely amend our Articles to reflect this increase, management feels that it would be easiest for our shareholders to only have to obtain one document to determine the provisions set forth in our Articles of Incorporation and, accordingly, we are restating the increase of the authorized number of shares of our common stock into a single document for ease of reference. As stated above, we anticipate filing an Amendment and Restatement of Articles of Incorporation with the Nevada Secretary of State in substantially the form attached as Exhibit A to this Information Statement on or before August 20, 2004.

                  PROPOSAL 4 - ADOPTION OF STOCK INCENTIVE PLAN

Our Board of Directors has determined that it would be in the best interests of the Company and our shareholders to establish and maintain a stock incentive plan, providing for the issuance to officers, employees, consultants and others providing services to the Company, including, without limitation, to persons serving on the Company's Board of Directors, of qualified and non-qualified incentive stock options and direct stock grants in accordance with the terms of the Plan. As of the date of this Information Statement, no stock options or stock appreciation rights have been granted under the 2004 Stock Incentive Plan, although the Company, in connection with its merger with New Paltz Capital Corp on October 22, 2003, agreed to assume the obligation to grant 2,492,906 stock options to key employees and consultants under terms substantially similar to those contained in the Plan. The Board of Directors will formally grant those options, and set the vesting rights, duration, exercise price and other terms under which they will be granted, once the Plan has been adopted as contemplated in this Information Statement.

       PROPOSAL 5 - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Company has previously engaged the services of Peterson & Co., LLP to serve as its independent certified public accountants, for purposed of conducting our audit for Fiscal Year 2004. Management has recommended that the majority owners of the Company's issued and outstanding common stock ratify and approve the appointment of Peterson & Co., LLP until a successor firm is designated or unless the engagement of this independent accountant is earlier terminated by either party.

                              AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance with the Exchange Act we file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). You may inspect and copy the reports, proxy statements and other information filed by us with the Commission at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and as well as the Commission's Regional Offices. You may also call the Commission at 1-800-SEC-0330 for more information about the public reference room, how to obtain copies of documents by mail or how to access documents electronically on the Commission's Web site at (http://www.sec.gov).

The Board of Directors of the Company knows of no matters, other than those described in this Information Statement, which have been recently approved or considered by the holders of the Company's Common Stock.

BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/  Ray W. Grimm, Jr.
                                     -----------------------------------
                                     Ray W. Grimm, Jr.
                                     Chief Executive Officer
                                     Dated July 30, 2004

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                                  FEMONE, INC.

To the Secretary of State
State of Nevada

Pursuant to the provisions of Nevada Revised Statutes, Title 7, Chapter 78, the undersigned officers of FemOne, Inc. (the "Corporation"), which is a corporation for profit organized under the laws of the State of Nevada, do hereby certify that the following is the entire text of the Articles of Incorporation of the Corporation as heretofore amended and as hereby restated, and that the Board of Directors of the Corporation at a meeting duly convened and held on the ____ day of August, 2004 adopted resolutions to amend and restate the Corporation's Articles of Incorporation as follows:

         ARTICLE ONE:      The name of the Corporation is FemOne, Inc.

         ARTICLE TWO:      The purpose of the corporation is to engage in any
                           lawful act or activity not in conflict with the laws of the State of Nevada or of the United States of America.

         ARTICLE THREE:    The Corporation is authorized to issue one (1) class
                           of stock, which is voting Common Stock. The shares of Common Stock which this Corporation is authorized to issue shall have a par value of One-Tenth of One Cent
                           ($.001) per share and the number of shares of Common
                           Stock this Corporation is authorized to issue is one hundred fifty million (150,000,000) shares.

         ARTICLE FOUR:     The Corporation shall, to the fullest extent
                           permitted by Nevada Revised Statutes Section 78.751, as the same may be amended, supplemented or replaced from time to time, indemnify any and all persons whom it shall have power to indemnify under said Section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said Section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which one indemnified hereunder may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person. Pursuant to said Section 78.751, the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation.

         ARTICLE FIVE:     A director of the Corporation shall not be liable to
                           the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the Nevada
                           Revised Statutes as the same exist or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

The number of shares of the Corporation outstanding and entitled to vote on an amendment to and restatement of the Articles of Incorporation are __________________________________ (___________) shares of common stock. The foregoing amendment and restatement has been consented to and approved by a majority vote of the stockholders holding at least a majority of the common stock outstanding and entitled to vote thereon.

IN WITNESS WHEREOF, the undersigned officers have hereunto subscribed our names this ____ day of August, 2004.

                                                   ----------------------------
                                                   Ray W. Grimm, Jr.,
                                                   Chief Executive Officer

                                                   ----------------------------
                                                   Alfred Hanser,
                                                   Secretary

                                  FEMONE, INC.

                            2004 STOCK INCENTIVE PLAN
                            -------------------------

                                  ARTICLE ONE

                               GENERAL PROVISIONS
                               ------------------

I. DEFINITIONS

         The following definitions shall be in effect under the Plan:

         A. BOARD: shall mean the Corporation's Board of Directors.

                  1. CODE: shall mean the Internal Revenue Code of 1986, as amended.

         B. COMMITTEE: shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

         C. COMMON STOCK: shall mean the Corporation's common stock.

         D. CORPORATE TRANSACTION: shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                  1. a MERGER or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                  2. the SALE, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

         E. CORPORATION: shall mean FemOne, Inc., a Nevada corporation, and any successor corporation to all or substantially all of the assets or voting stock of FemOne, Inc. which shall, by appropriate action, adopt the Plan.

         F. DISABILITY: shall mean the inability of an Optionee or the Participant to engage in any substantial gainful activity by reason of any medically-determinable physical or mental impairment, and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances, which determination shall be final and binding on the Optionee or the Participant, absent manifest error, bad faith or conflict of interest.

         G. EMPLOYEE: shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         H. EXERCISE DATE: shall mean the date on which the Corporation shall have received proper written notice, fully completed and executed by the relevant Optionee, of the intention of such holder to exercise an option granted pursuant to the Plan.

         I. FAIR MARKET VALUE: per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  1. if the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the CLOSING selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in THE WALL STREET JOURNAL; if there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists; or

                  2. if the Common Stock is at the time listed on any Stock EXCHANGE, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in THE WALL STREET JOURNAL; if there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists; or

                  3. if the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan ADMINISTRATOR after taking into account such factors as the Plan Administrator shall deem appropriate.

         J. INCENTIVE OPTION: shall mean an option which satisfies the requirements of Code Section 422.

         K. INVOLUNTARY TERMINATION: shall mean the termination of the Service of any individual which occurs by reason of:

                  1. such INDIVIDUAL'S involuntary dismissal or discharge by the Corporation for reasons other than Misconduct; or

                  2. such individual's voluntary resignation following: (A) a SUBSTANTIVE change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual's consent.

         L. MISCONDUCT: shall mean the commission of any act of fraud, embezzlement or dishonesty by an Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

         M. 1934 ACT: shall mean the Securities Exchange Act of 1934, as amended.

         N. NON-STATUTORY OPTION: shall mean an option not intended to satisfy the requirements of Code Section 422.

         O. OPTION GRANT PROGRAM: shall mean the option grant program in effect under the Plan.

         P. OPTIONEE: shall mean any person to whom an option is granted under the Plan.

         Q. PARENT: shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of one of the other corporations in such chain.

         R. PARTICIPANT: shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

         S. PLAN: shall mean the Corporation's 2004 Stock Incentive Plan, as set forth in this document.

         T. PLAN ADMINISTRATOR: shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

         U. SERVICE: shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the applicable granting documents delivered to the Optionee or any Participant providing such Services.

         V. STOCK EXCHANGE: shall mean either the American Stock Exchange or the New York Stock Exchange.

         W. STOCK ISSUANCE AGREEMENT: shall mean the agreement entered into by the Corporation and a Participant at the time of issuance to such Participant of shares of Common Stock under the Stock Issuance Program.

         X. STOCK ISSUANCE PROGRAM: shall mean the stock issuance program in effect under the Plan.

         Y. SUBSIDIARY: shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of the stock in one of the other corporations in such chain.

         Z. 10% STOCKHOLDER: shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

II. PURPOSE OF THE PLAN

         A. ESTABLISHMENT OF THE PLAN. FemOne, Inc., a Nevada corporation, hereby establishes a stock option and incentive award plan known as the "FemOne, Inc. Stock Incentive Plan", as set forth in this document. The Plan permits the grant of qualified stock incentive options, nonqualified stock incentive options and stock grants.

The Plan shall become effective on the date it is approved by the Board of Directors, subject to approval of the Plan by the Company's stockholders within the 12-month period immediately thereafter, and shall remain in effect as provided in Article IV, Section II hereof.

         B. PURPOSE OF THE PLAN. The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in stock ownership in the Company by employees, directors, and other persons who perform services for the Company, who are responsible for its future growth and continued success. The Plan promotes the success and enhances the value of the Company by linking the personal interests of Participants (as defined below) to those of the Company's shareholders, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends.

III. STRUCTURE OF THE PLAN

         A. The Plan shall be divided into two (2) separate equity programs:

                  1. the Option Grant Program, under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock; and

                  2. the Stock Issuance Program, under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered to the Corporation (or any Parent or Subsidiary).

         B. The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall, accordingly, govern the interests of all persons under the Plan.

IV. ADMINISTRATION OF THE PLAN

         A. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine, and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

         B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option grant or stock issuance thereunder.

V. ELIGIBILITY

         A. The persons eligible to participate in the Plan are as follows:

                  1. Employees;

                  2. non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary; and

                  3. consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

         B. The Plan Administrator shall have full authority to determine: (i) with respect to the grants made under the Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares, and the maximum term for which the option is to remain outstanding; and (ii) with respect to stock issuances made under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

         C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

VI. STOCK SUBJECT TO THE PLAN

         A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan (whether directly through the Stock Issuance Program, or indirectly through the Option Grant Program) shall not exceed 3,700,000 shares.

         B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent that (i) the options expire or terminate for any reason prior to exercise in full; or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two of this Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise or direct issue price paid per share pursuant to the Corporation's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.

         C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to: (i) the maximum number and/or class of securities issuable under the Plan; and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. Adjustments determined by the Plan Administrator under this Article I, Section IV(C) shall be final, binding and conclusive upon all parties. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation's preferred stock into shares of Common Stock.

                                  ARTICLE TWO

                              OPTION GRANT PROGRAM
                              --------------------

I. OPTION TERMS

                  Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; PROVIDED, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

         A. EXERCISE PRICE.

                  1. The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

                  (i) the exercise price per share shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date; and

                  (ii) if the person to whom the option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date.

                  2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

                  (i) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                  (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions: (A) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise;

         and (B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                  Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

         B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

         C. EFFECT OF TERMINATION OF SERVICE.

                  1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                  (i) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

                  (ii) Should Optionee's Service terminate by reason of Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

                  (iii) If the Optionee dies while holding an outstanding option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or the Optionee's designated beneficiary or beneficiaries of that option shall have a twelve
         (12)-month period following the date of the Optionee's death to exercise such option.

                  (iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

                  (v) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the option is not otherwise at that time exercisable or in which the Optionee is not otherwise at that time vested.

                  (vi) Should Optionee's Service be terminated for Misconduct or should Optionee otherwise engage in Misconduct while holding one or more outstanding options under the Plan, then all those options shall terminate immediately and cease to remain outstanding.

                  2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                  (i) extend the period of time for which the option is to remain exercisable following Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term; and/or

                  (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

         D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price in full, and become the recordholder of the purchased shares.

         E. UNVESTED SHARES. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. The Plan Administrator may not impose a vesting schedule upon any option grant or the shares of Common Stock subject to that option which is more restrictive than twenty percent (20%) per year vesting, with the initial vesting to occur not later than one (1) year after the option grant date. However, such limitation shall not be applicable to any option grants made to individuals who are officers of the Corporation, non-employee Board members or independent consultants.

         F. FIRST REFUSAL RIGHTS. Until such time as the Common Stock is first registered under Section 12 of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Optionee (or any successor in interest) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

         G. LIMITED TRANSFERABILITY OF OPTIONS. An Incentive Stock Option shall be exercisable only by the Optionee during his or her lifetime and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee's death. A Non-Statutory Option may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's family or to a trust established exclusively for one or more such family members or to Optionee's former spouse, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquires a proprietary interest in the Non-Statutory Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under the Plan, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

II. INCENTIVE OPTIONS

                  The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

         A. ELIGIBILITY. Incentive Options may only be granted to Employees.

         B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

         C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other stock option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

         D. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder at the time of exercise of such Incentive Stock Option, then the option term shall not exceed five (5) years measured from the option grant date.

III. CORPORATE TRANSACTIONS

         A. The shares subject to each option outstanding under the Plan at the time of a Corporate Transaction shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, the shares subject to an outstanding option shall NOT vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction and any repurchase rights of the Corporation with respect to the unvested option shares are concurrently assigned to such successor corporation (or parent thereof); or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares; or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

         B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction; or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

         C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or Parent thereof).

         D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction; and (ii) the exercise price payable per share under each outstanding option, PROVIDED the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under this Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

         E. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure one or more options so that those options shall automatically accelerate and vest in full (and any repurchase rights of the Corporation with respect to the unvested shares subject to those options shall immediately terminate) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed in the Corporate Transaction.

         F. The Plan Administrator shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure such option so that the shares subject to that option will automatically vest on an accelerated basis should the Optionee's Service terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which the option is assumed and the repurchase rights applicable to those shares do not otherwise terminate. Any option so accelerated shall remain exercisable for the fully-vested option shares until the expiration or sooner termination of the option term. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall accordingly vest at that time.

         G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

         H. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

IV. CANCELLATION AND REGRANT OF OPTIONS

                  The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

                                 ARTICLE THREE

                             STOCK ISSUANCE PROGRAM
                             ----------------------

I. STOCK ISSUANCE TERMS

                  Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

         A. PURCHASE PRICE.

                  1. The purchase price per share shall be fixed by the Plan Administrator, and shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issue date. However, the purchase price per share of Common Stock issued to a 10% Stockholder shall not be less than one hundred and ten percent (110%) of such Fair Market Value.

                  2. Subject to the provisions of Section I of Article Four, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                  (i) cash or check made payable to the Corporation; or

                  (ii) past services rendered to the Corporation (or any Parent or Subsidiary), at the fair market value for such services.

         B. VESTING PROVISIONS.

                  1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. However, the Plan Administrator may not impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which is more restrictive than twenty percent (20%) per year vesting, with initial vesting to occur not later than one (1) year after the issuance date. Such limitation shall not apply to any Common Stock issuances made to the officers of the Corporation, non-employee Board members or independent consultants.

                  2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                  3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                  4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation upon demand for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares. The determination of the Plan Administrator with respect to the matters set forth in this Article III, Section B(4) shall be conclusive and binding upon all parties, absent evidence of manifest error, bad faith or conflict of interest.

                  5. The Plan Administrator may, in its discretion, waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

                  6. FIRST REFUSAL RIGHTS. Until such time as the Common Stock is first registered under Section 12 of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Participant (or any successor in interest) of any shares of Common Stock issued under the Stock Issuance Program. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

II. CORPORATE TRANSACTIONS

         A. Upon the occurrence of a Corporate Transaction, all outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, except to the extent that: (i) those repurchase rights are assigned to the successor corporation (or Parent thereof) in connection with such Corporate Transaction; or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

         B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or Parent thereof).

III. SHARE ESCROW/LEGENDS

                  Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR

                                  MISCELLANEOUS
                                  -------------

I. FINANCING

                  The Plan Administrator may, in its discretion, permit any Optionee or Participant to pay the option exercise price under the Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments and secured by the purchased shares. However, any promissory note delivered by a consultant must also be secured by collateral of such type and having such value as the Plan Administrator may require in addition to the purchased shares of Common Stock. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares PLUS (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II. EFFECTIVE DATE AND TERM OF PLAN

         A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

         B. The Plan shall terminate upon the EARLIEST of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares, (iii) the date on which the Corporation shall terminate this Plan for replacement by a successor plan duly authorized by the Board and the stockholders of the Corporation, and (iv) the termination of all outstanding options in connection with a Corporate Transaction. All options and unvested stock issuances outstanding at the time of a clause (i) termination event shall continue to have full force and effect in accordance with the provisions of the documents evidencing those options or issuances.

III. AMENDMENT OF THE PLAN

         A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. The amendment of this Plan for the sole purpose of increasing the number of shares available for stock issuance and/or the grant of options hereunder shall not be deemed to affect the rights and obligations of Optionees or Participants hereunder. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

         B. Options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grants or issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase prices paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable short term Federal interest rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

IV. USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

V. WITHHOLDING

                  The Corporation's obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan or upon the issuance or

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vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

VI. REGULATORY APPROVALS

                  The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

VII. NO EMPLOYMENT OR SERVICE RIGHTS

                  Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

VIII. FINANCIAL REPORTS

                  The Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information, provided, however, that this requirement shall be deemed satisfied by the publication of annual financial statements on EDGAR upon the filing thereof with the Securities and Exchange Commission.

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